SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to

                             Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 3, 2003

                              --------------------
                              GLOBESPANVIRATA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-26401                 75-2658218
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


                                100 Schulz Drive
                               Red Bank, NJ 07701

          (Address, of principal executive offices, including zip code)



                                 (732) 345-7500

               (Registrant's Telephone number including area code)
                              --------------------

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Item 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

          On November 3, 2003, GlobespanVirata, Inc., a Delaware corporation (the "Registrant") and Conexant Systems, Inc., a Delaware corporation ("Conexant") issued a joint press release announcing that the Registrant and Conexant had entered into a definitive Agreement and Plan of Reorganization. The joint press release is filed herewith as Exhibit 99.1 and is incorporated hereby by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

99.1     Joint Press Release issued by Conexant Systems, Inc. and
         GlobespanVirata, Inc. on November 3, 2003.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBESPANVIRATA, INC.


                                       By:    /s/ Michael Otner
                                          -------------------------------
                                              Name:  Michael Otner
                                              Title: General Counsel


Date: November 3, 2003

                                  EXHIBIT INDEX
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Exhibit No.          Description
-----------          -----------
99.1                 Joint Press Release issued by GlobespanVirata, Inc. and
                     Conexant Systems, Inc. on November 3, 2003.



















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